Prospectus supplement dated August 14, 2018
to the following prospectus(es):
Soloist dated May 1, 2018
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Board of Directors of Dreyfus Investment Grade Funds, Inc. (the "Company") approved an Agreement and Plan of Reorganization (the "Agreement") between the Company, on behalf of Dreyfus Intermediate Term Income Fund (the "Fund"), and BNY Mellon Absolute Insight Funds, Inc., on behalf of BNY Mellon Insight Core Plus Fund (the "Acquiring Fund").
The Agreement provides for the assets of the Fund to be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").
It is currently contemplated that the shareholders of the Fund as of June 25, 2018 will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about September 5, 2018. If the Agreement is approved, the Reorganization will become effective on or about October 19, 2018 (the "Reorganization Effective Date").
In anticipation of the Reorganization, the following changes apply to the contract:
•	Effective on or about July 27, 2018 (the "Sales Discontinuance Date"), the Fund will be closed to any investments for new accounts. Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and reinvest dividends and capital gains into their existing Fund accounts up until the Reorganization.
•	On the Reorganization Effective Date, the assets of the Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund.
•	On the Reorganization Effective Date, the Fund will be dissolved.
•	On the Reorganization Effective Date, the Acquiring Fund is added as an investment option under the contract, and the following disclosure is added to Appendix A: Subaccount Information:
BNY Mellon Insight Core Plus Fund: Class A
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Insight North America LLC
Investment Objective:	The fund seeks high total return consistent with preservation of capital.
•	On the Reorganization Effective Date, any and all references in the prospectus to the Fund are deleted and replaced with the Acquiring Fund.
PRO-2503-36
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